LEGG MASON PARTNERS INSTITUTIONAL TRUST

SUPPLEMENT DATED JULY 23, 2021

TO EACH PROSPECTUS DATED DECEMBER 29, 2020

OF WESTERN ASSET INSTITUTIONAL U.S. TREASURY

OBLIGATIONS MONEY MARKET FUND (the “Fund”)

The following language is added as the penultimate paragraph to the section titled “More on the funds’ investment strategies, investments and risks — Important information” in each of the Fund’s prospectuses:

The subadviser will generally seek to place direct investment orders for Institutional U.S. Treasury Obligations Fund with minority-, women-, and veteran-owned broker-dealers, subject to the subadviser’s duty to seek best execution.

Please retain this supplement for future reference.

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